MAP-EQUITY FUND

Supplement Dated May 1, 1998
To Prospectus Dated May 1, 1998

This supplement should be read in conjunction with the MAP-
Equity Fund, Inc. (the "Fund") prospectus, a copy of which can be obtained without charge from First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

The Board of Directors of MBL Life Assurance Corporation ("MBL Life"), the 51% owner of the Fund's investment adviser, Markston Investment Management ("Markston"), has publicly announced the intention to explore opportunities for the sale of MBL Life. While no acquirer of MBL Life has been finalized, a sale transaction, depending on the structure of the transaction and the future plans of the acquirer, may result in a change of control of Markston. If there is a change of control of Markston, shareholders of the Fund would receive a proxy statement describing the proposed new agreement and related matters and would be asked to approve such changes. In any event, this prospectus will be supplemented as necessary to reflect any related developments that may affect the shareholders of the Fund.